THE BOSTON TRUST & WALDEN FUNDS

BOSTON TRUST ASSET MANAGEMENT FUND (BTBFX)

BOSTON TRUST EQUITY FUND (BTEFX)

BOSTON TRUST MIDCAP FUND (BTMFX)

BOSTON TRUST SMID CAP FUND (BTSMX)

BOSTON TRUST SMALL CAP FUND  (BOSOX)

WALDEN ASSET MANAGEMENT FUND (WSBFX)

WALDEN EQUITY FUND (WSEFX)

WALDEN MIDCAP FUND (WAMFX)

WALDEN SMID CAP FUND (WASMX)

WALDEN SMALL CAP FUND (WASOX)

WALDEN INTERNATIONAL EQUITY FUND (WIEFX)

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2017, as revised November 17, 2017

This Statement of Additional Information is not a prospectus but should be read in conjunction with the prospectus for Boston Trust Asset Management Fund,  Boston Trust Equity Fund, Boston Trust Midcap Fund, Boston Trust SMID Cap Fund, Boston Trust Small Cap Fund, Walden Asset Management Fund, Walden Equity Fund, Walden Midcap Fund, Walden SMID Cap Fund, Walden Small Cap Fund and Walden International Equity Fund (collectively, the “Funds”), dated the same date as the date hereof (each a “Prospectus”). The Funds are separate investment portfolios of The Boston Trust & Walden Funds (the “Trust”), an open-end investment management company. This Statement of Additional Information is incorporated in its entirety into the Prospectus. Copies of the Prospectus may be obtained by writing the Boston Trust Mutual Funds c/o Boston Trust Investment Management, Inc. at One Beacon Street, Boston, Massachusetts 02108, by telephoning toll free (800) 282-8782, ext. 7050 and on the Funds’ website at www.btim.com.

TABLE OF CONTENTS

INVESTMENT OBJECTIVES AND POLICIES	3
Additional Information On Portfolio Instruments	3

INVESTMENT RESTRICTIONS	10
Portfolio Turnover	12

NET ASSET VALUE	12
Additional Purchase and Redemption Information	13

MANAGEMENT OF THE TRUST	14
Trustees and Officers	17
Investment Adviser	19
Portfolio Manager Information	21
Code of Ethics	22
Portfolio Transactions	22
Administrator and Fund Accounting Services	25
Distributor	27
Custodian	27
Transfer Agency Services	28
Independent Registered Public Accounting Firm	29
Legal Counsel	29

ADDITIONAL INFORMATION	30
Description Of Shares	30
Control Persons & Principal Holders Of Securities	28
Vote Of A Majority Of The Outstanding Shares	34
Additional Tax Information	34
Yields And Total Returns	37
Performance Comparisons	39
Proxy Voting	40
Disclosure of Fund Portfolio Holdings	40

MISCELLANEOUS	41

FINANCIAL STATEMENTS	41

STATEMENT OF ADDITIONAL INFORMATION

THE BOSTON TRUST & WALDEN FUNDS

The Boston Trust & Walden Funds (the “Trust”) is an open-end investment management company which currently offers its shares in separate series. The Trust was organized as a Massachusetts business trust on January 8, 1992. Prior to August 1, 2011, the Trust was known as The Coventry Group. Overall responsibility for the management of the Funds is vested in the Board of Trustees. Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for any fractional shares held, and will vote in the aggregate and not by series except as otherwise expressly required by law. An annual or special meeting of shareholders to conduct necessary business is not required by the Trust’s Declaration of Trust, the Investment Company Act of 1940 (the “1940 Act”) or other authority, except under certain circumstances. Absent such circumstance, the Trust does not intend to hold annual or special meetings. This Statement of Additional Information deals with eleven series: Boston Trust Asset Management Fund, Boston Trust Equity Fund, Boston Trust Midcap Fund, Boston Trust SMID Cap Fund,  Boston Trust Small Cap Fund, Walden Asset Management Fund, Walden Equity Fund, Walden Midcap Fund, Walden SMID Cap Fund, Walden Small Cap Fund, and Walden International Equity Fund (the “Funds”).  Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectus. Capitalized terms not defined herein are defined in the Prospectus. No investment in shares of a Fund should be made without first reading the Prospectus.

INVESTMENT OBJECTIVES AND POLICIES

Additional Information On Portfolio Instruments

The following policies supplement the investment objectives and policies of each Fund as set forth in the Prospectus.

MONEY MARKET INSTRUMENTS. Money market instruments selected for investment by the Funds include high grade, short-term obligations, including those issued or guaranteed by the U.S. Government, its agencies and instrumentalities, U.S. dollar-denominated certificates of deposit, time deposits and bankers’ acceptances of U.S. banks (generally banks with assets in excess of $1 billion), repurchase agreements with recognized dealers and banks and commercial paper (including participation interests in loans extended by banks to issuers of commercial paper) that at the date of investment are rated A-1 or A-1+ by S&P or P-1 by Moody’s, or, if unrated, of comparable quality as determined by the Adviser.

REPURCHASE AGREEMENTS. The Funds may enter into repurchase agreements. Under such agreements, the seller of a security agrees to repurchase it at a mutually agreed upon time and price. The repurchase price may be higher than the purchase price, the difference being income to the Funds, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Funds together with the repurchase price on repurchase. In either case, the income to the Funds is unrelated to the interest rate on the security itself. Such repurchase agreements will be made only with banks with assets of $500 million or more that are insured by the Federal Deposit Insurance Corporation or with Government securities dealers recognized by the Federal Reserve Board and registered as broker-dealers with the Securities and Exchange Commission (“SEC”) or exempt from such registration. The Funds will enter generally into repurchase agreements of short durations, from overnight to one week, although the underlying securities generally have longer maturities. The Funds may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 5% of the value of the Funds’ net assets would be invested in illiquid securities including such repurchase agreements.

For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Funds to the seller of the U.S. Government security subject to the repurchase agreement. In the event of the insolvency or default of the seller, the Funds could encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or a decline in price of the U.S. Government security. As with any unsecured debt instrument purchased for the Funds, the Investment Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the U.S. Government security.

There is also the risk that the seller may fail to repurchase the security. However, the Funds will always receive as collateral for any repurchase agreement to which it is a party securities acceptable to it, the market value of which is equal to at least 100% of the amount invested by the Funds plus accrued interest, and the Funds will make payment against such securities only upon physical delivery or evidence of book entry transfer to the account of its Custodian. If the market value of the U.S. Government security subject to the repurchase agreement becomes less than the repurchase price (including interest), the Funds will direct the seller of the U.S. Government security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Funds will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.

WHEN-ISSUED SECURITIES. The Funds are authorized to purchase securities on a “when-issued” basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase; during the period between purchase and settlement, no payment is made by the Funds to the issuer and no interest accrues to the Funds. To the extent that assets of the Funds are held in cash pending the settlement of a purchase of securities, the Funds would earn no income; however, it is the Funds’ intention to be fully invested to the extent practicable and subject to the policies stated above. While when-issued securities may be sold prior to the settlement date, any purchase of such securities would be made with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the when-issued securities may be more or less than the purchase price. The Funds do not believe that its net asset value or income will be affected adversely by its purchase of securities on a when-issued basis. The Funds will designate liquid securities equal in value to commitments for when-issued securities. Such segregated assets either will mature or, if necessary, be sold on or before the settlement date.

FOREIGN SECURITIES. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar (See CURRENCY RISK). Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer’s financial condition and operations. Foreign branches of U.S. banks and foreign banks are not regulated by U.S. banking authorities and may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. In addition, foreign banks generally are not bound by accounting, auditing, and financial reporting standards comparable to those applicable to U.S. banks.  Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to a Fund by domestic companies .In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, generally are higher than for U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. The settlement periods for foreign securities and instruments are often longer than those for securities or obligations of U.S. issuers or instruments denominated in U.S. dollars. Delayed settlement may affect the liquidity of a Fund’s holdings. Certain types of securities and other instruments are not traded “delivery versus payment” in certain markets (e.g., government bonds in Russia) meaning that a Fund may deliver securities or instruments before payment is received from the counterparty. In such markets, the Fund may not receive timely payment for securities or other instruments it has delivered and may be subject to increased risk that the counterparty will fail to make payments when due or default completely.  It also may be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There can be no assurance that the Adviser will be able to anticipate these potential events and/or counter their impacts on a Fund’s share price.

Securities of foreign issuers may be held by the Funds in the form of American Depositary Receipts and European Depositary Receipts (“ADRs” and “EDRs”). These are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national market and currencies. For more information, see “Depositary Receipts”.

The Boston Trust Asset Management Fund and the Walden Asset Management Fund each may invest up to 25% of their assets in foreign securities and Walden International Equity Fund may invest a majority of its assets in non-U.S. securities.  Each other Fund may invest up to 15% of its assets in foreign securities.  Each Fund may invest without regard to the these limitation in securities of foreign issuers which are listed and traded on a domestic national securities exchange.

CURRENCY RISK. Foreign securities may be denominated in foreign currencies, although foreign issuers may also issue securities denominated in U.S. dollars. The value of a Fund’s investments denominated in foreign currencies and any funds held in foreign currencies will be affected by changes in currency exchange rates, the relative strength of those currencies and the U.S. dollar, and exchange-control regulations. Changes in the foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by a Fund. The exchange rates between the U.S. dollar and other currencies are determined by the forces of supply and demand in foreign exchange markets. Accordingly, the ability of a Fund that invests in foreign securities as part of its principal investment strategy to achieve its investment objective may depend, to a certain extent, on exchange rate movements. In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic securities exchanges. Accordingly, a Fund’s foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the U.S. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the U.S.

DEBT SECURITIES AND RATINGS. Ratings of debt securities represent the rating agencies’ (as described below) opinions regarding their quality, are not a guarantee of quality and may be reduced after a Fund has acquired the security.

If a security’s rating is reduced while it is held by the Funds, the Adviser will consider whether the Funds should continue to hold the security, but the Funds are not required to dispose of it. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial conditions may be better or worse than the rating indicates.

HIGH YIELD SECURITIES. The Funds reserve the right to invest up to 20% of their assets in securities rated lower than BBB- by Standard & Poor’s Ratings Group (“S&P”) or lower than Baa3 by Moody’s Investors Service, Inc. (“Moody’s”), but rated at least B- by S&P or B3 by Moody’s (or, in either case, if unrated, deemed by the Adviser to be of comparable quality). Lower-rated securities generally offer a higher current yield than that available for higher grade issues. However, lower-rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes, or perceived changes, in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could affect adversely their ability to make payments of interest and principal and increase the possibility of default. In addition, the market for lower-rated debt securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion. At times in recent years, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather, the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default. There can be no assurance that such declines will not recur. The market for lower-rated debt issues generally is smaller and less active than that for higher quality securities, which may limit the Funds’ ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a smaller and less actively-traded market.

Lower-rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the Funds may have to replace the security with a lower-yielding security, resulting in a decreased return to investors. Also, because the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates, the value of the securities held by the Funds may decline proportionately more than funds consisting of higher-rated securities. If the Funds experience unexpected net redemptions, they may be forced to sell their higher-rated bonds, resulting in a decline in the overall credit quality of the securities held by the Funds and increasing the exposure of the Funds to the risks of lower-rated securities. Investments in zero-coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently.

GOVERNMENT SECURITIES. Obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association (“Ginnie Mae”) and the Export-Import Bank, are supported by the full faith and credit of the U.S. Treasury; others, such as the Federal National Mortgage Association (“Fannie Mae”), are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others, such as the Federal Farm Credit Banks and the Federal Home Loan Mortgage Corporation (“Freddie Mac”) are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law. On September 7, 2008, the U.S. Treasury Department and the Federal Housing Finance Authority (the “FHFA”) announced that Fannie Mae and Freddie Mac had been placed into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations. The U.S. Treasury Department and the FHFA at the same time established a secured lending facility and a Secured Stock Purchase Agreement with both Fannie Mae and Freddie Mac to ensure that each entity had the ability to fulfill its financial obligations. The FHFA announced that it does not anticipate any disruption in pattern of payments or ongoing business operations of Fannie Mae or Freddie Mac.

OPTIONS AND FUTURES CONTRACTS. To the extent consistent with its investment objectives and policies, each Fund may purchase and write call and put options on securities, securities indexes and on foreign currencies and enter into futures contracts and use options on futures contracts, to the extent of up to 5% of its assets. The Funds will engage in futures contracts and related options only for hedging purposes and will not engage in such transactions for speculation or leverage.

Transactions in options on securities and on indexes involve certain risks. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

There can be no assurance that a liquid market will exist when the Funds seek to close out an option position. If the Funds were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire worthless. If the Funds were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, the Funds forgo, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by the Funds, the Funds would not be able to close out the option. If restrictions on exercise were imposed, the Funds might be unable to exercise an option it had purchased. Except to the extent that a call option on an index written by the Funds is covered by an option on the same index purchased by the Funds, movements in the index may result in a loss to the Funds; such losses might be mitigated or exacerbated by changes in the value of the Funds’ securities during the period the option was outstanding.

Use of futures contracts and options thereon also involves certain risks. The variable degree of correlation between price movements of futures contracts and price movements in the related portfolio positions of the Funds creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund’s position. Also, futures and options markets may not be liquid in all circumstances and certain over the counter options may have no markets. As a result, in certain markets, the Funds might not be able to close out a transaction at all or without incurring losses. Although the use of options and futures transactions for hedging should minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. If losses were to result from the use of such transactions, they could reduce net asset value and possibly income. The Funds may use these techniques to hedge against changes in interest rates or securities prices or as part of its overall investment strategy. The Funds will segregate liquid assets (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under options and futures contracts to avoid leveraging of the Funds.

ILLIQUID AND RESTRICTED SECURITIES. The Funds may not invest more than 5% of its net assets in illiquid securities, including (i) securities for which there is no readily available market; (ii) securities the disposition of which would be subject to legal restrictions (so-called “restricted securities”); and (iii) repurchase agreements having more than seven days to maturity. A considerable period of time may elapse between the Funds’ decision to dispose of such securities and the time when the Funds are able to dispose of them, during which time the value of the securities could decline. Securities which meet the requirements of Securities Act Rule 144A are restricted, but may be determined to be liquid by the Trustees, based on an evaluation of the applicable trading markets.

CONVERTIBLE SECURITIES. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

CLOSED-END INVESTMENT COMPANIES. Each Fund may invest in closed-end investment companies. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as “NASDAQ”) and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as each Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

Each Fund generally will purchase shares of closed-end funds only in the secondary market. Each Fund will incur normal brokerage costs on such purchases similar to the expenses each Fund would incur for the purchase of securities of any other type of issuer in the secondary market. Each Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end Fund’s proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if each Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value, but rather, are subject to supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

A closed-end fund in which a Fund invests may issue auction preferred shares (“APS”). The dividend rate for the APS normally is set through an auction process. In the auction, holders of APS may indicate the dividend rate at which they would be willing to hold or sell their APS or purchase additional APS. The auction also provides liquidity for the sale of APS. A Fund may not be able to sell its APS at an auction if the auction fails. An auction fails if there are more APS offered for sale than there are buyers. A closed end fund may not be obligated to purchase APS in an auction or otherwise, nor may the closed end fund be required to redeem APS in the event of a failed auction. As a result, a Fund’s investment in APS may be illiquid. In addition, if the Fund buys APS or elects to retain APS without specifying a dividend rate below which it would not wish to buy or continue to hold those APS, the Fund could receive a lower rate of return on its APS than the market rate.

Each Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by each Fund will ever decrease. In fact, it is possible that this market discount may increase and each Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of each Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by each Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by each Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end Fund’s common shares in an attempt to enhance the current return to such closed-end Fund’s common shareholders. Each Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

DEPOSITARY RECEIPTS. Sponsored and unsponsored American Depositary Receipts (“ADRs”), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in sponsored form, are designed for use in U.S. securities markets. A sponsoring company provides financial information to the bank and may subsidize administration of the ADR. Unsponsored ADRs may be created by a broker-dealer or depository bank without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Unsponsored ADRs may carry more risk than sponsored ADRs because of the absence of financial information provided by the underlying company. Many of the risks described below regarding foreign securities apply to investments in ADRs.

INTERFUND LENDING. Pursuant to an exemptive order issued by the SEC, each Fund, other than the Boston Trust Small Cap Fund, may directly lend to and borrow money from each other for temporary purposes in accordance with the terms and conditions of the exemptive order. The Funds seek to enter into a master interfund lending agreement (“Interfund Lending Agreement”) with each other that would permit each Fund to lend money direct to and borrow directly from other Funds through a credit facility for temporary purposes (an “Interfund Loan”). The proposed credit facility is expected both to reduce the Funds’ potential borrowing costs and enhance the ability of the lending Funds to earn higher rates of interest on their short-term lendings than would otherwise be available to them.

It is anticipated that the proposed credit facility would provide a borrowing Fund with savings at times when the cash position of the borrowing Fund is insufficient to meet temporary cash requirements. A Fund may also use the proposed credit facility when a sale of securities “fails” due to circumstances beyond the Fund’s control, such as a delay in the delivery of cash to the Fund’s custodian or improper delivery instructions by the broker effecting the transaction. “Sales fails” may present a cash shortfall if the Fund has undertaken to purchase a security using the proceeds from securities sold. Alternatively, the Fund would “fail” on its intended purchase due to lack of funds from the previous sale, resulting in additional cost to the Fund. Use of the proposed credit facility under these circumstances would enable the Fund to have access to potential immediate short-term liquidity.

While bank borrowings generally could supply needed cash to cover unanticipated redemptions and sales fails, the borrowing Funds would incur commitment fees and/or other charges involved in obtaining bank loans. Under the proposed credit facility, a borrowing Fund would pay lower interest rates than those that would be payable under short-term loans offered by banks. In addition, Funds making short-term cash loans directly to other Funds would earn interest at a rate higher than they otherwise could obtain from investing their cash in repurchase agreements or money market funds. Thus, the proposed credit facility is expected to benefit both borrowing and lending Funds.

The interest rate to be charged to the Funds on any Interfund Loan (the “Interfund Loan Rate”) would be the average of: (i) the “Repo Rate,” as defined below; and (ii) the “Bank Loan Rate,” as defined below. The Repo Rate for any day would be equal to the highest or best rate available (after giving effect to factors such as the credit quality of the counterparty) to a lending Fund from investment in overnight repurchase agreements with counterparties approved by the Fund or the Adviser. The Bank Loan Rate for any day would be calculated by the Interfund Lending Committee, as defined below, each day an Interfund Loan is made according to a formula established by each Fund’s Trustees, as applicable, intended to approximate the lowest interest rate at which bank short-term loans would be available to the Funds.

Certain members of the Adviser’s fund administration personnel (the “Interfund Lending Committee”) will administer the credit facility. No portfolio manager of any Fund will serve as a member of the Interfund Lending Committee. The proposed credit facility would be available to any Fund. On any day on which a Fund intends to borrow money, the Interfund Lending Committee would make an Interfund Loan from a lending Fund to a borrowing Fund only if the Interfund Loan Rate is: (i) more favorable to the lending Fund than the Repo Rate and, if applicable, the yield of any money market fund in which the lending Fund could otherwise invest, and (ii) more favorable to the borrowing Fund than the Bank Loan Rate.

A Fund may make an unsecured borrowing through the proposed credit facility if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets, provided that if the Fund has a secured loan outstanding from any other source, including but not limited to another Fund, the Fund’s interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a Fund’s total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the Fund may borrow through the proposed credit facility only on a secured basis. A Fund may not borrow through the proposed credit facility or from any other source if its total outstanding borrowings immediately after such borrowing would be more than 33 1/3% of its total assets.

No Fund may lend to another Fund through the credit facility if the loan would cause the lending Fund’s aggregate outstanding loans through the credit facility to exceed 15% of the lending Fund’s current net assets at the time of the loan. A Fund’s Interfund Loans to any one Fund shall not exceed 5% of the lending Fund’s net assets. The duration of Interfund Loans will be limited to the time required to obtain cash sufficient to repay such Interfund Loan, through either the sale of portfolio securities or the net sales of the Fund’s shares, but in no event more than seven days. Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition.

The limitations described above and the additional terms and conditions of the exemptive order are intended to minimize the risks associated with Interfund Loans for the borrowing fund and the lending fund. However, these limitations and conditions do not eliminate all risk that occurs when one fund borrows money from another fund.

INVESTMENT COMPANY SECURITIES. Each Fund may invest in the securities of other investment companies, including those described under “Closed-End Investment Companies”, to the extent that such an investment would be consistent with the requirements of the 1940 Act and each Fund’s investment objectives. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, each Fund becomes a shareholder of that investment company. As a result, each Fund’s shareholders indirectly will bear each Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses each Fund’s shareholders directly bear in connection with each Fund’s own operations.

Except as described below, the 1940 Act currently requires that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a fund’s total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a fund.

Under Rule 12d1-1 under the 1940 Act, however, a Fund may invest in affiliated and unaffiliated money market funds without limit subject to the acquiring Fund’s investment policies and restrictions and the conditions of the rule. Pursuant to Rule 12d1-2 under the 1940 Act, funds of funds that previously were permitted only to invest in affiliated funds, government securities and short-term paper are now permitted under certain circumstances to invest in: (1) unaffiliated investment companies (subject to certain limits), (2) other types of securities (such as stocks, bonds and other securities) not issued by an investment company that are consistent with the fund’s investment policies and (3) affiliated or unaffiliated money market funds as part of “cash sweep” arrangements. One consequence of these new rules is that any fund, whether or not previously designated as a fund of funds, may invest without limit in affiliated funds if the acquisition is consistent with the investment policies of the fund and the restrictions of the rules. A Fund investing in affiliated funds under these new rules could not invest in a Fund that did not have a policy prohibiting it from investing in shares of other funds in reliance on Section 12(d)(1)(F) and (G) of the 1940 Act.

PREFERRED STOCK. Preferred stocks are securities that have characteristics of both common stocks and corporate bonds. Preferred stocks may receive dividends but payment is not guaranteed as with a bond. These securities may be undervalued because of a lack of analyst coverage resulting in a high dividend yield or yield to maturity. The risks of preferred stocks are a lack of voting rights and the Adviser may incorrectly analyze the security, resulting in a loss to each Fund. Furthermore, preferred stock dividends are not guaranteed and management can elect to forego the preferred dividend, resulting in a loss to each Fund.

RIGHTS. Rights are usually granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued to the public. The right entitles its holder to buy common stock at a specified price. Rights have similar features to warrants, except that the life of a right is typically much shorter, usually a few weeks. The

Adviser believes rights may become underpriced if they are sold without regard to value and if analysts do not include them in their research. The risk in investing in rights is that the Adviser might miscalculate their value resulting in a loss to each Fund. Another risk is the underlying common stock may not reach the Adviser’s anticipated price within the life of the right.

WARRANTS. Warrants are securities that are usually issued with a bond or preferred stock but may trade separately in the market. A warrant allows its holder to purchase a specified amount of common stock at a specified price for a specified time. The risk in investing in warrants is the Adviser might miscalculate their value, resulting in a loss to each Fund. Another risk is the warrants will not realize their value because the underlying common stock does reach the Adviser’s anticipated price within the life of the warrant.

INVESTMENT RESTRICTIONS

The following policies and investment restrictions have been adopted by the Funds and (unless otherwise noted) are fundamental and cannot be changed without the affirmative vote of a majority of each Fund’s outstanding voting securities as defined in the 1940 Act.

None of the Funds, excluding the Boston Trust Small Cap Fund, may:

1.                                      Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

2.                                      Borrow money, except that the Fund may borrow money (a) from a bank or from another fund of the Trust, provided that immediately after such borrowing, the aggregate amount of all borrowings does not exceed 33 1/3% of the Fund’s total assets (including the amount borrowed) less liabilities (other than borrowings), or (b) from a bank or other person for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase agreements.

The Boston Trust Small Cap Fund  may not:

1.                                      Make loans to others, except (a) through the purchase of debt securities, (b) by investing in repurchase agreements and (c) by loaning portfolio securities.

2.                                      Borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of a Fund’s total assets at the time the borrowing is made. This limitation does not preclude a Fund from entering into reverse repurchase agreements.

None of the Funds may:

1.                                      Underwrite securities of other issuers, except to the extent that a Fund may be deemed an underwriter under the Securities Act of 1933 by virtue of disposing of portfolio securities or when selling its own shares.

2.                                      Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation also does not preclude a Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate, including real estate investment trusts.

3.                                      Purchase or sell commodities or commodity contracts except as may be permitted by the Investment Company Act of 1940, as amended, or unless acquired as a result of ownership of securities or other investments.  This limitation does not preclude a Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments, including derivatives related to physical commodities; or purchasing or selling securities or other instruments backed by commodities; or purchasing or selling securities of companies that are engaged in a commodities business or have a significant portion of their assets in commodities.

4.                                      Invest more than 25% of the value of its net assets in the securities of companies engaged in any particular industry or group of industries, except as permitted by the SEC. This restriction does not apply to investments in securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or repurchase agreements secured thereby.

5.                                      Will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by a Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

6.                                      Purchase the securities of any issuer, if as a result more than 5% of the total assets of the Funds would be invested in the securities of that issuer, other than obligations of the U.S. Government, its agencies or instrumentalities, provided that up to 25% of the value of the Funds’ assets may be invested without regard to this limitation.

The Funds observe the following policies, which are not deemed fundamental and which may be changed without shareholder vote. The Funds may not:

1.                                      Purchase any security if as a result the Funds would then hold more than 10% of any class of securities of an issuer (taking all common stock issues of an issuer as a single class, all preferred stock issues as a single class, and all debt issues as a single class) or more than 10% of the outstanding voting securities of a single issuer.

2.                                      Invest in any issuer for purposes of exercising control or management.

3.                                      Invest in securities of other investment companies which would result in the Funds owning more than 3% of the outstanding voting securities of any one such investment company, Funds owning securities of another investment company having an aggregate value in excess of 5% of the value of the Fund’s total assets, or Funds owning securities of investment companies in the aggregate which would exceed 10% of the value of the Funds’ total assets, except as permitted by the Investment Company Act of 1940 and the rules thereunder.

4.                                      Invest, in the aggregate, more than 5% of its net assets in securities with legal or contractual restrictions on resale, securities which are not readily marketable and repurchase agreements with more than seven days to maturity.

5.                                      Invest more than 15% of its assets in securities of foreign issuers (including American Depositary Receipts with respect to foreign issuers, but excluding securities of foreign issuers listed and traded on a domestic national securities exchange); provided, however, that the Boston Trust Asset Management Fund and the Walden Asset Management Fund each may invest up to 25% of their assets in foreign securities and Walden International Equity Fund may invest a majority of its assets in non-U.S. securities.

6.                                      Invest in securities issued by any affiliate of the Adviser. If a percentage restriction described in the Prospectus or this Statement of Additional Information is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except for the policies regarding borrowing and illiquid securities or as otherwise specifically noted.

7.                                      The Funds may not sell securities short or purchase securities on margin, This limitation does not preclude a Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities or depositing or paying initial or variation margin in connection with financial futures contracts, related options transactions or other permissible investments.

Portfolio Turnover

The portfolio turnover rate for the Funds is calculated by dividing the lesser of the Funds’ purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose remaining maturities at the time of acquisition were one year or less.

The portfolio turnover rate may vary greatly from year to year, as well as within a particular year, and may also be affected by cash requirements for redemptions of shares. High portfolio turnover rates generally will result in higher transaction costs, including brokerage commissions, to the Funds and may result in additional tax consequences to the Funds’ Shareholders. Portfolio turnover will not be a limiting factor in making investment decisions.

NET ASSET VALUE

As indicated in the Prospectus, the net asset value of the Funds is determined once daily as of the close of public trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on each day that the Exchange is open for trading. The New York Stock Exchange will not open inobservance of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. The Funds do not expect to determine the net asset value of their shares on any day when the Exchange is not open for trading, even if there is sufficient trading in portfolio securities on such days to materially affect the net asset value per share.

Investments in securities for which market quotations are readily available are valued based upon their current available prices in the principal market in which such securities are normally traded. Unlisted securities for which market quotations are readily available are valued at such market value. Securities and other assets for which quotations (i) are not readily available, or (ii) in the opinion of the Adviser, do not reflect fair value, or if an event occurs after the close of trading on the exchange or market on which they security is principally traded (but prior to the time the net asset value is calculated) that materially affects fair value, are valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Trustees of the Trust. Short-term securities (i.e., with maturities of 60 days or less) may be valued at either amortized cost or original cost plus accrued interest, which approximates current value.

Among the factors that will be considered, if they apply, in valuing portfolio securities held by a Fund are the existence of restrictions upon the sale of the security by the Fund, the absence of a market for the security, the extent of any discount in acquiring the security, the estimated time during which the security will not be freely marketable, the expenses of registering or otherwise qualifying the security for public sale, underwriting commissions if underwriting would be required to effect a sale, the current yields on comparable securities for debt obligations traded independently of any equity equivalent, changes in the financial condition and prospects of the issuer, and any other factors affecting fair value. In making valuations, opinions of counsel may be relied upon as to whether or not securities are restricted securities and as to the legal requirements for public sale.

The Trust may use a pricing service to value certain portfolio securities where the prices provided are believed to reflect the fair market value of such securities. A pricing service would normally consider such factors as yield, risk, quality, maturity, type of issue, trading characteristics, special circumstances and other factors it deems relevant in determining valuations of normal institutional trading units of debt securities and would not rely exclusively on quoted prices. Certain instruments, for which pricing services used for the Funds do not provide prices, may be valued by the Trust using methodologies similar to those used by pricing services, where such methodologies are believed to reflect fair value of the subject security. The methods used by the pricing service and the Funds and the valuations so established will be reviewed by the Trust under the general supervision of the Trust’s Board of Trustees. Several pricing services are available, one or more of which may be used by the Adviser from time to time.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of each of the Funds are sold on a continuous basis by BHIL Distributors, LLC  (“BHIL”). In addition to purchasing shares directly from the Fund, shares may be purchased through financial intermediaries in connection with the requirements of accounts at the Adviser or the Adviser’s affiliated entities (collectively, “Entities”). Customers purchasing shares of the Funds may include officers, directors, or employees of the Adviser or the Entities.

The Trust may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the Commission, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the Commission has by order permitted such suspension, or (d) an emergency exists as a result of which (i) disposal by the Trust of securities owned by it is not reasonably practical, or (ii) it is not reasonably practical for the Trust to determine the fair value of its net assets.

MANAGEMENT OF THE TRUST

THE BOARD OF TRUSTEES

The Board of Trustees has general oversight responsibility with respect to the business and affairs of the Trust and the Funds. The Board has engaged service providers to manage and/or administer the day-to-day operations of the Funds and is responsible for overseeing such service providers. The Trustees also have engaged legal counsel (who is also legal counsel to the Trust) that is independent of the Adviser or its affiliates to advise them on matters relating to their responsibilities in connection with the Trust.  In addition to four regularly scheduled meetings per year, the Board holds special meetings or informal conference calls to discuss specific matters that may require action prior to the next regular meeting.  The Board is currently composed of five Trustees, three of whom are not an “interested persons” of the Fund, as that term is defined in the 1940 Act (each an “Independent Trustee”). In addition to four regularly scheduled meetings per year, the Board holds special meetings or informal conference calls to discuss specific matters that may require action prior to the next regular meeting. The Chairman of the Board is an Independent Trustee.  The Chairman’s responsibilities include, among other things, scheduling Board meetings, setting and prioritizing Board meeting agendas, serving as a point person for the exchange of information between management and the Board of Trustees, coordinating communications among the Trustees, and ensuring that the Board receives reports from management on essential matters.  The Trustees meet separately in an executive session on a quarterly basis and meet separately in executive session with the Funds’ Chief Compliance Officer at least annually. On an annual basis, the Board conducts a self-assessment and evaluates its structure.

INTERESTED TRUSTEES

OTHER
				NUMBER OF	DIRECTORSHIPS
				FUNDS IN	HELD BY
		TERM OF	PRINCIPAL	FUND	TRUSTEE
	POSITION(S)	OFFICE* AND	OCCUPATION(S)	COMPLEX**	DURING THE
NAME, ADDRESS AND	HELD WITH	LENGTH OF	DURING PAST	OVERSEEN	PAST FIVE
DATE OF BIRTH	THE FUNDS	TIME SERVED	FIVE YEARS	BY TRUSTEE	YEARS

Lucia B. Santini One Beacon Street, 33rd Floor Boston, MA 02108 Date of Birth: 1958	Trustee and President	Indefinite; Since June, 2011	President, Boston Trust Investment Management, Inc., January, 2017 to present, Managing Director, February, 2001 to December 31, 2016; Managing Director and Senior Portfolio Manager, Boston Trust & Investment Management Company (bank trust company), November, 1993 to present.	11	None

Heidi Soumerai One Beacon Street, 33rd Floor Boston, MA 02108 Date of Birth: 1957	Trustee	Indefinite, Since May, 2013	Managing Director and Director of ESG Research, Boston Trust & Investment Management Company, August 2004 - present; Research Analyst, Boston Trust & Investment Management, January, 1985 to present	11	None

*                                         Trustees and officers hold their positions until resignation or removal.

**                                  The “Fund Complex” consists of The Boston Trust and Walden Funds.

Ms. Santini and Ms. Soumerai are considered “interested persons” of the Trust as defined in the 1940 Act due to their employment with Boston Trust Investment Management, Inc., the Funds’ investment adviser.

INDEPENDENT TRUSTEES

				NUMBER OF
				FUNDS IN	OTHER
				FUND	DIRECTORSHIPS
	POSITION(S)	TERM OF OFFICE*		COMPLEX**	HELD BY TRUSTEE
NAME, ADDRESS AND DATE	HELD WITH	AND LENGTH OF	PRINCIPAL OCCUPATION(S)	OVERSEEN	DURING THE PAST
OF BIRTH	THE FUNDS	TIME SERVED	DURING PAST FIVE YEARS	BY TRUSTEE	FIVE YEARS

Diane E. Armstrong 4400 Easton Commons, Suite 200 Columbus, Ohio 43219 Date of Birth: 1964	Trustee	Indefinite; Since February, 2005	President, Armstrong Financial Services (financial planning firm), November, 2012 to present; Managing Director of Financial Planning Services, WealthStone (financial planning firm), July, 2008 to November, 2012.	11	None

Elizabeth E. McGeveran 4400 Easton Commons, Suite 200 Columbus, Ohio 43219 Date of Birth: 1971	Trustee	Indefinite, Since April 2016	Director of Impact Investing, The McKnight Foundation, September, 2014 to present; Senior Vice President, Governance & Sustainable Investment, F&C Asset Management plc, October 1999 to April 2013.	11	None

Michael M. Van Buskirk 4400 Easton Commons, Suite 200 Columbus, Ohio 43219 Date of Birth: 1947	Trustee and Chairman of the Board	Indefinite; Trustee since January, 1992. Chairman since January, 2006.	Retired since 2014. President and Chief Executive Officer, Ohio Bankers League. May, 1991 to December 2013.	11	Advisers Investment Trust (2011– Present) (Chairman of the Board)

*                                         Trustees hold their position until their resignation or removal.

**                                  The “Fund Complex” consists of The Boston Trust and Walden Funds.

OFFICERS WHO ARE NOT TRUSTEES

NAME, ADDRESS AND DATE OF BIRTH	POSITION(S) HELD WITH THE FUNDS	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS

Jennifer Ellis One Beacon Street, 33rd Floor Boston, MA 02108 Date of Birth: 1972	Treasurer	Indefinite; Since May, 2011	Director of Finance/Treasurer, Boston Trust & Investment Management Company, May, 2011 to present

Curtis Barnes 800 Boylston Street, 24th Floor Boston, MA 02199 Date of Birth: 1953	Secretary	Indefinite; Since May, 2007	Senior Vice President, Citi Fund Services Ohio, Inc., August, 2007 to present.

Charles Booth 4400 Easton Commons, Suite 200 Columbus, Ohio 43219 Date of Birth: 1960	Chief Compliance Officer	Indefinite; Since May, 2015	Director, Citi Fund Services Ohio, Inc., May, 2007 to present.

*              Officers hold their positions until a successor has been duly elected and qualified.

Each Trustee is nominated to serve on the Board of Trustees based on their particular experiences, qualifications, attributes and skills.  The characteristics that led the Board to conclude that each of the Trustees should continue to serve as a Trustee of the Trust are discussed below.

Michael M.  Van Buskirk.  Mr. Van Buskirk has been a Trustee since the 1992 and has served as Chairman of the Board of Trustees since 2006.  Mr. Van Buskirk is the Chairman and Chief Executive Officer of the Ohio Bankers League, a financial trade association, and formerly served as senior executive of a major financial services company.  Mr. Van Buskirk has deep knowledge of the Trust and its service providers, the creation and distribution of financial products and the regulatory framework under which the Trust operates.

Diane E. Armstrong.  Ms. Armstrong is the President of Armstrong Financial Services, a financial planning firm.  Ms. Armstrong has served on the Board of Trustees since 2005 and is Chairwoman of the Trust’s Audit Committee.  Ms. Armstrong brings investment, auditing, budgeting and financial reporting skills to the Board of Trustees and her investment management background provides important insights into the needs of Fund shareholders.

Lucia B. Santini.  Ms. Santini was appointed to the Board of Trustees in 2011 and elected by shareholders on May 24, 2013.  She also serves as President of the Trust.  Ms. Santini has been a President of Boston Trust Investment Management, Inc., the Funds’ Adviser, since January 2017; she was previously a Managing Director of the Adviser from 2001 to December 31, 2016; and Senior Vice President and Senior Portfolio Manager of Boston Trust & Investment Management Company, the parent of the Adviser, since 1993.  Ms. Santini brings operational, investment management and marketing knowledge to the Board of Trustees.

Elizabeth E. McGeveran. Ms. McGeveran was appointed to the Board of Trustees in 2016 and elected by shareholders on July 7, 2016. She is the Chairwoman of the Nominating Committee. Since 2014, Ms. McGeveran has served as the Director of Impact Investing for The McKnight Foundation, where she is responsible for investing in businesses and funds that are building the low-carbon economy, improving the water quality of the Mississippi River, and contributing to a thriving, sustainable Minnesota. From 1999 until 2013, she served as Senior Vice President, Governance & Sustainable Investment, for F&C Asset Management plc, a London-based, $150-billion asset manager.

Heidi Soumerai.  Ms. Soumerai was elected to the Board of Trustees on May 24, 2013. Ms. Soumerai is a Managing Director and Director of ESG Research for Boston Trust & Investment Management Company, the parent company of the Adviser, and a member of the Board of Directors of Boston Trust.  As the firm’s director of ESG research, she oversees the evaluation of existing and potential securities relative to environmental, social and governance (ESG) factors. Ms. Soumerai has extensive portfolio management experience, including extensive social investing knowledge.

BOARD COMMITTEES

The Board has established an Audit Committee, Nominating Committee and Valuation Committee to assist it in performing its oversight function. The Audit Committee, composed entirely of Independent Trustees, oversees the Trust’s accounting and financial reporting policies and practices and the quality and objectivity of the Trust’s financial statements and the independent audit thereof. The Audit Committee generally is responsible for (i) overseeing and monitoring the Trust’s internal accounting and control structure, its auditing function and its financial reporting process, (ii) selecting and recommending to the full Board of Trustees the appointment of auditors for the Trust, (iii) reviewing audit plans, fees, and other material arrangements with respect to the engagement of auditors, including the performance of permissible non-audit services; (iv) reviewing the qualifications of the auditor’s key personnel involved in the foregoing activities and (v) monitoring the auditor’s independence.  The Audit Committee met two times during the last fiscal year. The Nominating Committee, also comprised of all of the Independent Trustees, evaluates the qualifications of candidates and makes nominations for independent trustee membership on the Board. The Nominating Committee does not consider nominees recommended by shareholders. During the last fiscal year, the Nominating Committee held one meeting. The purpose of the Valuation Committee, which is comprised of at least two Trustees at all times, one of whom must be an Independent Trustee, is to oversee the implementation of the Trust’s valuation procedures and to make fair value determinations on behalf of the Board as specified in the valuation procedures. The Valuation Committee meets as necessary. The Board has determined that leadership by an Independent Trustee and a committee structure that is led by Independent Trustees is appropriate for the Trust and allows the Board to effectively and efficiently evaluate issues that impact the Trust as a whole as well as issues that are unique to each Fund.

RISK OVERSIGHT

Mutual funds face a number of risks, including investment risk, compliance risk and valuation risk.  The Board oversees management of the Funds’ risks directly and through its committees.  While day-to-day risk management responsibilities rest with the Trust’s Chief Compliance Officer, investment adviser and other service providers, the Board monitors and tracks risk by:

1.                                      Receiving and reviewing quarterly and ad hoc reports related to the performance and operations of the Funds;

2.                                    Reviewing and approving, as applicable, the compliance policies and procedures of the Trust, including the Trust’s valuation policies and transaction procedures;

3.                                      Periodically meeting with portfolio management to review investment strategies, techniques and the processes used to manage related risks;

4.                                      Meeting with representatives of key service providers, including the Fund’s investment adviser, administrator, transfer agent and independent registered public accounting firm to discuss the activities of the Funds;

5.                                      Engaging the services of the Chief Compliance Officer of the Trust to test the compliance procedures of the Trust and its service providers;

6.                                    Receiving and reviewing reports from the Trust’s independent registered public accounting firm regarding the Fund’s financial condition and the Trust’s internal controls

7.                                      Receiving reports from the investment adviser’s Chief Compliance Officer and the Trust’s Anti-Money Laundering Compliance Officer; and

8.                                      Receiving and reviewing an annual written report prepared by the Trust’s Chief Compliance Officer reviewing the adequacy of the Trust’s compliance policies and procedures and the effectiveness of their implementation.

The Board has concluded that its general oversight of the investment adviser and other service providers as implemented through the reporting and monitoring process outlined above allows the Board to effectively administer its risk oversight function.

OWNERSHIP OF SECURITIES

As of March 29, 2017, the Trust’s Trustees and officers, as a group, owned less than 1% of each Fund’s outstanding Shares.

For the year ended December 31, 2016, the dollar range of equity securities owned beneficially by each Trustee in the Funds and in any registered investment companies overseen by the Trustee within the same family of investment companies as the Funds is as follows:

INTERESTED TRUSTEES

NAME OF TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEES IN FAMILY OF INVESTMENT COMPANIES*

Lucia B. Santini	BTBFX – over $100,000 WSEFX – over $100,000 WIEFX – $50,001-$100,000	over $100,000

Heidi Soumerai	BTBFX – over $100,000 WAMFX – $10,001-$50,000 WASOX – $50,001-$100,00 WSEFX – over $100,000	over $100,000

Diane E. Armstrong	BTBFX – $50,001-$100,000	$50,001-$100,000

Elizabeth E. McGeveran	None	None

Michael M. VanBuskirk	BTBFX – over $100,000 BTMFX – over $100,000 BOSOX – $50,001-$100,000 WASMX – $50,001-$100,00 WIEFX – $50,001-$100,000	over $100,000

*                                         “Family of Investment Companies” means The Boston Trust and Walden Funds.

The Officers of the Trust (other than the Chief Compliance Officer) receive no compensation directly from the Trust for performing the duties of their offices. Citi Fund Services Ohio, Inc. (“Citi”) receives fees from the Funds for acting as administrator and for providing certain fund accounting and compliance services. The Chief Compliance Officer receives compensation from Citi derived indirectly from fees paid by the Fund under a Compliance Services Agreement dated June 30, 2016. Messrs, Barnes and Booth are employees of Citi.

Trustees of the Trust not affiliated with Citi or the Adviser receive from the Trust, effective as of January 1, 2017, the following fees: a quarterly retainer fee of $2,800 per quarter; a regular meeting fee of $3,500 per meeting; a telephonic meeting fee of $500; and a $500 per meeting fee for all other committee meetings. The Chairman of the Board of Trustees receives an additional $1,300 per board meeting and the Chairwoman of the Audit Committee receives an additional $400 per Audit Committee meeting.  Trustees are also reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Trustees who are affiliated with Citi do not receive compensation from the Trust.

For the fiscal period ended December 31, 2016 the Trustees received the following compensation from the Trust and from certain other investment companies (if applicable) that have the same investment adviser as the Funds or an investment adviser that is an affiliated person of the Trust’s investment adviser:

	AGGREGATE	PENSION OR		TOTAL COMPENSATION
	COMPENSATION	RETIREMENT BENEFITS	ESTIMATED ANNUAL	FROM THE FUND AND
	FROM THE	ACCRUED AS PART OF	BENEFITS UPON	FUND COMPLEX PAID
NAME OF TRUSTEE	FUNDS	FUNDS EXPENSES	RETIREMENT	TO THE TRUSTEES*
Diane E. Armstrong	$16,800	$0	$0	$16,800
Lucia B. Santini**	$0	$0	$0	$0
Michael M. Van Buskirk	$20,400	$0	$0	$20,400
James H. Woodward***	$16,800	$0	$0	$16,800
Elizabeth E. McGeveran****	$16,800	$0	$0	$16,800

*                                         The “Fund Complex” consists of The Boston Trust and Walden Funds.

**                                  Ms. Santini was appointed to the Board on May 19, 2011 and elected by shareholders on May 24, 2013.  As an interested Trustee, Ms. Santini received no compensation.

***                           Mr. Woodward retired from the Board effective December 31, 2016.

****                    Ms. McGeveran was appointed to the Board on December 3, 2015 and elected by shareholders on July 18, 2016.

INVESTMENT ADVISER

Investment advisory and management services are provided to the Funds by Boston Trust Investment Management, Inc. (the “Adviser”), pursuant to an Investment Advisory Agreement dated as of September 30, 2004, as amended. The Adviser is a wholly-owned subsidiary of Boston Trust & Investment Management Company, a Massachusetts chartered banking and trust company (“Boston Trust”), which in turn is a wholly-owned subsidiary of BTIM Corporation, a bank holding company organized as a Delaware corporation. Under the terms of the Investment Advisory Agreement, the Adviser has agreed to provide investment advisory services as described in the Prospectus of the Funds. For the services provided and expenses assumed pursuant to the Investment Advisory Agreement, each Fund pays the Adviser a fee, computed daily and paid monthly, at the following annual rates: Boston Trust Asset Management Fund 0.75% of average daily net assets; Boston Trust Equity Fund 0.75% of average daily net assets; Boston Trust Small Cap Fund 0.75% of average daily net assets; Boston Trust Midcap Fund 0.75% of average daily net assets; Boston Trust SMID Cap Fund 0.75% of average daily net assets; Walden Asset Management Fund 0.75% of average daily net assets; Walden Equity Fund 0.75% of average daily net assets; Walden Midcap Fund 0.75% of average daily net assets; Walden SMID Cap Fund 0.75% of average daily net assets, Walden Small Cap Fund 0.75% of average daily net assets; and Walden International Equity Fund 0.75% of average daily net assets.

The Investment Advisory Agreement with respect to each Fund continues year to year for successive annual periods if, as to each Fund, such continuance is approved at least annually by the Trust’s Board of Trustees or by vote of a majority of the outstanding Shares of the relevant Fund (as defined in the Funds’ Prospectus), and a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement by votes cast in person at a meeting called for such purpose. The Investment Advisory Agreement is terminable as to the Funds at any time on 60 days’ written notice without penalty by the Trustees, by vote of a majority of the outstanding Shares of that Fund, or by the Adviser. The Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act, or for reasons as set forth in the Agreement.

The Investment Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its duties and obligations thereunder.

For each of the past three fiscal periods ended March 31, 2015, March 31, 2016, and December 31, 2016, the Funds paid the Adviser investment advisory fees pursuant to the terms of the Investment Advisory Agreement and the Adviser waived and/or reimbursed investment advisory fees pursuant to the terms of an expense limitation agreement in effect with respect to each of the Funds as follows:

FUND		3/31/2015	3/31/2016	12/31/2016

Boston Trust Asset Management Fund	Advisory Fees Paid	$2,600,904	$2,636,952	$2,140,804

	Waived and/Reimbursed	$0	$0	$0

Boston Trust Equity Fund	Advisory Fees Paid	$791,354	$815,501	$647,553

	Waived and/Reimbursed	$0	$0	$0

Boston Trust Midcap Fund	Advisory Fees Paid	$328,016	$348,938	$278,551

	Waived and/Reimbursed	$1,824		$8,884	$6,555

Boston Trust SMID Cap Fund	Advisory Fees Paid	$36,195		$40,124	$33,089

	Waived and/Reimbursed	$29,670		$44,650	$37,894

Boston Trust Small Cap Fund	Advisory Fees Paid	$3,565,992		$2,838,811	$2,070,534

	Waived and/Reimbursed	$213,139		$297,469	$157,762

Walden Asset Management Fund	Advisory Fees Paid	$614,044		$623,054	$525,922

	Waived and/Reimbursed	$25,881		$40,670	$34,372

Walden Equity Fund	Advisory Fees Paid	$1,140,337		$1,129,528	$990,520

	Waived and/Reimbursed	$124,593		$151,560	$124,204

Walden Midcap Fund	Advisory Fees Paid	$240,191		$256,751	$208,488

	Waived and/Reimbursed	$7,376		$17,571	$12,415

Walden SMID Cap Fund	Advisory Fees Paid	$196,889		$213,832	$191,576

	Waived and/Reimbursed	$25,541		$37,277	$31,322

Walden Small Cap Fund	Advisory Fees Paid	$699,514		$570,604	$430,421

	Waived and/Reimbursed	$2,313		$42,280	$36,830

Walden International Equity Fund	Advisory Fees Paid	$0	*	$59,958	$76,968

	Waived and/Reimbursed	$0	*	$85,178	$73,099

*                                         The Fund had not commenced operations as of this period.

As of December 31, 2016, the Adviser may recoup $17,267, $136,145, $1,023,541, $129,555, $514,332, $44,505, $117,839, $130,735 and $158,277 for the Boston Trust Midcap Fund, Boston Trust SMID Cap Fund, Boston Trust Small Cap Fund, Walden Asset Management Fund, Walden Equity Fund, Walden Midcap Fund, Walden SMID Cap Fund, Walden Small Cap Fund and Walden International Equity Fund, respectively, as follows:

Funds	Amount	Expires
Boston Trust Midcap Fund	$4	3/31/2017
	1,824	3/31/2018
	8,884	3/31/2019
	6,555	12/31/2019

Boston Trust SMID Cap Fund	23,931	3/31/2017
	29,670	3/31/2018
	44,650	3/31/2019
	37,894	12/31/2019

Boston Trust Small Cap Fund	355,171	3/31/2017
	213,139	3/31/2018
	297,469	3/31/2019
	157,762	12/31/2019

Funds	Amount	Expires
Walden Asset Management Fund	$28,632	3/31/2017
	25,881	3/31/2018
	40,670	3/31/2019
	34,372	12/31/2019

Walden Equity Fund	113,975	3/31/2017
	124,593	3/31/2018
	151,560	3/31/2019
	124,204	12/31/2019

Walden Midcap Fund	7,143	3/31/2017
	7,376	3/31/2018
	17,571	3/31/2019
	12,415	12/31/2019

Walden SMID Cap Fund	23,699	3/31/2017
	25,541	3/31/2018
	37,277	3/31/2019
	31,322	12/31/2019

Walden Small Cap Fund	49,312	3/31/2017
	2,313	3/31/2018
	42,280	3/31/2019
	36,830	12/31/2019

Walden International Equity Fund	85,178	3/31/2019
	73,099	12/31/2019

PORTFOLIO MANAGER INFORMATION

Domenic Colasacco serves as Portfolio Manager for both the Boston Trust Asset Management Fund and the Boston Trust Equity Fund. Kenneth Scott serves as Lead Portfolio Manager for the Boston Trust Small Cap Fund, the Boston Trust SMID Cap Fund, the Walden Small Cap Fund and the Walden SMID Cap Fund. William H. Apfel serves as Portfolio Manager for the Walden Asset Management Fund and Walden Equity Fund, and Lead Portfolio Manager for the Walden International Equity Fund. Stephen Amyouny serves as Lead Portfolio Manager for the Boston Trust Midcap Fund and the Walden Midcap Fund. Belinda Cavazos serves as Portfolio Manager for the Boston Trust Midcap Fund, Boston Trust SMID Cap Fund, Boston Trust Small Cap Fund, Walden Midcap Fund, Walden SMID Cap Fund and Walden Small Cap Fund. Nathaniel J. Riley serves as Portfolio Manager for the Walden International Equity Fund. Richard Q. Williams serves as Portfolio Manager for the Boston Trust Midcap Fund, Boston Trust SMID Cap Fund, Boston Trust Small Cap Fund, Walden Midcap Fund, Walden SMID Cap Fund and Walden Small Cap Fund. David A. Sandell serves as Portfolio Manager for the Walden International Equity Fund. The following table lists the number and types of other accounts managed by each individual and assets under management in those accounts as of December 31, 2016:

	OTHER		OTHER
	REGISTERED		POOLED
	INVESTMENT	ASSETS	INVESTMENT	ASSETS	OTHER
	COMPANY	MANAGED	VEHICLE	MANAGED	ACCOUNTS	ASSETS MANAGED
PORTFOLIO MANAGER	ACCOUNTS	($ MILLIONS)	ACCOUNTS	($ MILLIONS)	*	($ MILLIONS)
DOMENIC COLASACCO	0	$0	2	$430.0	170	$1,382.8
KENNETH SCOTT	0	$0	0	—	25	$1,245.9
STEPHEN AMYOUNY	0	$0	0	—	79	$1,128.3
WILLIAM H. APFEL	0	$0	1	$265.7	72	$1,180.6
BELINDA CAVAZOS	0	$0	0	—	32	$165.6
RICHARD Q. WILLIAMS	0	$0	0	—	16	$261.8
DAVID A. SANDELL	0	$0	0	—	29	$59.1
NATHANIEL J. RILEY	0	$0	0	—	0	$0

*                                         The majority of these other accounts are invested in one of the other pooled investment vehicles listed above.

The Adviser has no performance-based accounts.

Portfolio managers at the Adviser may manage accounts for multiple clients. Portfolio managers at the Adviser make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Even where multiple accounts are managed by the same portfolio manager within the same investment discipline, however, the Adviser may take action with respect to one account that may differ from the timing or nature of action taken, with respect to another account. Accordingly, the performance of each account managed by a portfolio manager will vary.

The compensation of the portfolio managers varies with the general success of the Adviser as a firm and its affiliates. Each portfolio manager’s compensation consists of a fixed annual salary, plus additional remuneration based on the overall performance of the Adviser and its affiliates for the given time period including an annual bonus, profit sharing and stock ownership. The portfolio managers also receive benefits including health insurance and education assistance. The portfolio managers’ compensation is not linked to any specific factors, such as a Fund’s performance or asset level.

The Adviser’s compensation structure is designed to recognize cumulative contribution to its investment policies and process, and client service. Compensation incentives align portfolio manager interests with the long-term interest of clients. Short-term, return based incentives, which may encourage undesirable risk are not employed. Returns and portfolios are monitored for consistency with investment policy parameters.

The Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the potential conflicts associated with managing multiple accounts for multiple clients.

The dollar range of equity securities beneficially owned by the Funds’ portfolio managers in the Funds they manage as of December 31, 2016 is as follows:

PORTFOLIO MANAGER		DOLLAR RANGE OF EQUITY SECURITIES BENEFICIALLY OWNED
DOMENIC COLASACCO	Boston Trust Asset Management Fund	Over $1,000,000
	Boston Trust Equity Fund	Over $1,000,000

KENNETH SCOTT	Boston Trust SMID Cap Fund	$10,001-$50,000
	Boston Trust Small Cap Fund	$10,001-$50,000
	Walden SMID Cap Fund	$50,001-$100,000
	Walden Small Cap Fund	$10,001-$50,000

STEPHEN AMYOUNY	Boston Trust Midcap Fund	$100,001-$500,000
	Walden Midcap Fund	$50,001-$100,000

WILLIAM APFEL	Walden Equity Fund	Over $1,000,000
	Walden Asset Management Fund	$0
	Walden International Equity Fund	$100,001-$500,000

RICHARD WILLIAMS	Boston Trust Small Cap Fund	$0
	Boston Trust Midcap Fund	$0
	Walden Small Cap Fund	$0
	Walden Midcap Fund	$0

BELINDA CAVAZOS	Boston Trust SMID Cap Fund	$0
	Walden SMID Cap Fund	$0

NATHANIEL RILEY	Walden International Equity Fund	$10,001-$50,000

DAVID SANDELL	Walden International Equity Fund	$50,001-$100,000

Code of Ethics

The Boston Trust & Walden Funds and the Adviser have each adopted a Code of Ethics, pursuant to Rule 17j-1 under the Investment Company Act of 1940, applicable to securities trading practices of its personnel. Each Code permits covered personnel to trade in securities in which a Fund may invest, subject to certain restrictions and reporting requirements.

Portfolio Transactions

References to the Adviser with respect to portfolio transactions include its affiliate, Boston Trust & Investment Management Company. Pursuant to the Investment Advisory Agreement with respect to the Funds, the Adviser determines, subject to the general supervision of the Board of Trustees of the Trust and in accordance with the Funds’ investment objectives and restrictions, which securities are to be purchased and sold by the Funds, and which brokers are to be eligible to execute such Funds’ portfolio transactions.

Purchases from underwriters of portfolio securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked price.

Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, the Trust, where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances where better price and execution are available elsewhere.

Allocation of transactions, including their frequency, to various brokers and dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to Shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, brokers and dealers who provide supplemental investment research to the Adviser may receive orders for transactions on behalf of the Funds. The Adviser is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing the Funds’ brokerage transactions which are in excess of the amount of commission another broker would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of that particular transaction or in terms of all of the accounts over which it exercises investment discretion. Any such research and other statistical and factual information provided by brokers to the Funds or to the Adviser is considered to be in addition to and not in lieu of services required to be performed by the Adviser under its respective agreement regarding management of the Funds. The cost, value and specific application of such information are indeterminable and hence are not practicably allocable among the Funds and other clients of the Adviser who may indirectly benefit from the availability of such information. Similarly, the Funds may indirectly benefit from information made available as a result of transactions effected for such other clients. Under the Investment Advisory Agreement, the Adviser is permitted to pay higher brokerage commissions for brokerage and research services in accordance with Section 28(e) of the Securities Exchange Act of 1934. In the event the Adviser does follow such a practice, it will do so on a basis which is fair and equitable to the Trust and the Funds. For each of the past three fiscal periods ended March 31, 2015, March 31, 2016 and December 31, 2016, the Funds paid commissions to firms that provide brokerage and research services to the Funds as follows:

FUND		3/31/2015	3/31/2016	12/31/2016

Boston Trust Asset Management Fund	Commissions	$27,867	$19,421	$12,999

	Aggregate Portfolio Transactions	$80,008,003	$63,129,899	$45,279,617

Boston Trust Equity Fund	Commissions	$12,808	$10,275	$4,813

	Aggregate Portfolio Transactions	$40,786,933	$34,452,335	$15,188,160

Boston Trust Midcap Fund	Commissions	$6,018	$7,029	$5,220

	Aggregate Portfolio Transactions	$13,948,088	$19,669,627	$14,646,579

Boston Trust SMID Cap Fund	Commissions	$1,882	$2,688	$1,142

	Aggregate Portfolio Transactions	$3,323,372	$5,550,877	$2,746,084

Boston Trust Small Cap Fund	Commissions	$213,261	$180,772	$117,708

	Aggregate Portfolio Transactions	$380,437,147	$352,055,601	$429,270,418

Walden Asset Management Fund	Commissions	$8,646	$6,484	$4,599

	Aggregate Portfolio Transactions	$22,072,827	$17,515,779	$15,103,892

Walden Equity Fund	Commissions	$28,325	$19,925	$10,996

	Aggregate Portfolio Transactions	$64,683,409		$52,786,992	$36,073,026

Walden Midcap Fund	Commissions	$4,795		$5,298	$3,686

	Aggregate Portfolio Transactions	$10,467,330		$14,401,112	$10,255,694

Walden SMID Cap Fund	Commissions	$10,070		$12,762	$6,774

	Aggregate Portfolio Transactions	$18,253,702		$27,178,932	$15,742,429

Walden Small Cap Fund	Commissions	$41,871		$38,702	$14,267

	Aggregate Portfolio Transactions	$76,870,141		$69,796,837	$25,730,792

Walden International Equity Fund	Commissions	$0	*	$13,782	$3,447

	Aggregate Portfolio Transactions	$0	*	$13,980,837	$3,463,827

*                                         The Fund had not commenced operations as of this period.

The Adviser may not give consideration to sales of shares of the Funds as a factor in the selection of brokers-dealers to execute portfolio transactions. However, the Adviser may place portfolio transactions with brokers or dealers that promote or sell the Funds’ shares so long as such selection is based on the quality of the broker’s execution and not on its sales efforts.

Except as otherwise disclosed to the shareholders of the Funds and, as permitted by applicable laws, rules and regulations, the Trust will not, on behalf of the Funds, execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Adviser or its affiliates, and will not give preference to the Adviser’s correspondents with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

Investment decisions for each Fund are made independently from those for the other Funds, other funds of the Trust or any other investment company or account managed by the Adviser, but may be contemporaneous. Any such other fund, investment company or account may also invest in the same securities as the Trust on behalf of the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another fund of the Trust managed by the Adviser, investment company or account, the transaction will be averaged as to price and available investments will be allocated as to amount in a manner which the Adviser believes to be equitable to the Fund and such other fund, investment company or account. In some instances, this investment procedure may affect adversely the price paid or received by a Fund or the size of the position obtained by a Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for the other Funds or for other investment companies or accounts in order to obtain best execution. As provided by the Investment Advisory Agreement, in making investment recommendations for the Funds, the Adviser will not inquire nor take into consideration whether an issuer of securities proposed for purchase or sale by the Trust is a customer of the Adviser, any of its subsidiaries or affiliates and, in dealing with its customers, the Adviser, its subsidiaries and affiliates will not inquire or take into consideration whether securities of such customers are held by the Funds or any other fund of the Trust.

For each of the past three fiscal periods ended March 31, 2015, March 31, 2016 and December 31, 2016, the Funds paid brokerage commissions as follows:

FUND	3/31/2015		3/31/2016	12/31/2016
Boston Trust Asset Management Fund	$27,867		$19,421	$12,999
Boston Trust Equity Fund	$12,808		$10,275	$4,813
Boston Trust Midcap Fund	$6,018		$7,029	$5,220
Boston Trust SMID Cap Fund	$1,882		$2,688	$1,142
Boston Trust Small Cap Fund	$213,261		$180,772	$117,708
Walden Asset Management Fund	$8,646		$6,484	$4,599
Walden Equity Fund	$28,325		$19,925	$10,996
Walden Midcap Fund	$4,795		$5,298	$3,686
Walden SMID Cap Fund	$10,070		$12,762	$6,774
Walden Small Cap Fund	$48,871		$38,702	$14,267
Walden International Equity Fund	$0	*	$13,782	$3,447

*                                         The Fund had not commenced operations as of this period.

Administrator and Fund Accounting Services

Citi serves as administrator (the “Administrator”) to the Funds pursuant to a Services Agreement dated as of June 30, 2016 (the “Services Agreement”).

Under the Services Agreement, the Administrator has agreed to maintain office facilities; furnish statistical and research data, clerical, certain bookkeeping services and stationery and office supplies; prepare the periodic reports to the Commission on Form N-SAR or any replacement forms therefore; compile data for, assist the Trust or its designee in the preparation of, and file all of the Funds’ federal and state tax returns and required tax filings other than those required to be made by the Funds’ custodian and Transfer Agent; prepare compliance filings pursuant to state securities laws with the advice of the Trust’s counsel; assist to the extent requested by the Trust with the Trust’s preparation of its Annual and Semi-Annual Reports to Shareholders and its Registration Statement (on Form N-1A or any replacement therefor); compile data for, prepare and file timely Notices to the Commission required pursuant to Rule 24f-2 under the 1940 Act; keep and maintain the financial accounts and records of each Fund, including calculation of daily expense accruals; and generally assist in all aspects of the Funds’ operations. Under the Services Agreement, the Administrator may delegate all or any part of its responsibilities thereunder.

The Administrator receives a tiered fee from the Trust for its services as Administrator pursuant to the Services Agreement. The services fee is calculated daily and paid periodically at an annual rate of up to 0.03% of the Funds’ aggregate net assets on the first $1 billion in Trust assets, 0.02% on Trust aggregate net assets in excess of $1 billion and up to $1.5 billion, and 0.01% on Trust aggregate net asset in excess of $1.5 billion. In addition, the Administrator will receive $59,500 per Fund per year for Fund administration services and $7,500 per Fund per year for Regulatory Administration and Board Book services.

Prior to June 30, 2016, the Administrator received a tiered fee from the Trust for its services as Administrator pursuant to an Administration Agreement dated March 23, 1999 (“Administration Fee”). The Administration Fee was calculated daily and paid periodically at an annual rate of up to 0.15% of the Funds’ aggregate net assets on the first $250 million in Trust assets, 0.13% on Trust aggregate net assets in excess of $250 million and up to $500 million, 0.11% on Trust aggregate net assets in excess of $500 million and up to $750 million, 0.09% on Trust aggregate net assets in excess of $750 million and 0.05% on Trust aggregate net assets in excess of $1 billion.

For each of the past three fiscal periods ended March 31, 2015, March 31, 2016 and December 31, 2016, the Funds paid the Administrator a total of Administration Fees and Services Fees as follows:

FUND		3/31/2015		3/31/2016	12/31/2016

Boston Trust Asset Management Fund	Administrative Fees Paid	$352,460		$372,298	$293,148

	Administrative Fees Voluntarily Waived	$0		$0	$0

Boston Trust Equity Fund	Administrative Fees Paid	$107,235		$115,143	$87,925

	Administrative Fees Voluntarily Waived	$0		$0	$0

Boston Trust Midcap Fund	Administrative Fees Paid	$44,460		$49,256	$38,451

	Administrative Fees Voluntarily Waived	$0		$0	$0

Boston Trust SMID Cap Fund	Administrative Fees Paid	$4,905		$5,667	$4,715

	Administrative Fees Voluntarily Waived	$0		$0	$0

Boston Trust Small Cap Fund	Administrative Fees Paid	$483,381		$399,684	$283,364

	Administrative Fees Voluntarily Waived	$0		$0	$0

Walden Asset Management Fund	Administrative Fees Paid	$83,224		$88,001	$72,183

	Administrative Fees Voluntarily Waived	$0		$0	$0

Walden Equity Fund	Administrative Fees Paid	$154,537		$159,535	$134,772

	Administrative Fees Voluntarily Waived	$0		$0	$0

Walden Midcap Fund	Administrative Fees Paid	$32,564		$36,247	$28,555

	Administrative Fees Voluntarily Waived	$0		$0	$0

Walden SMID Cap Fund	Administrative Fees Paid	$26,718		$30,216	$26,502

	Administrative Fees Voluntarily Waived	$0		$0	$0

Walden Small Cap Fund	Administrative Fees Paid	$94,763		$80,368	$59,574

	Administrative Fees Voluntarily Waived	$0		$0	$0

Walden International Equity Fund	Administrative Fees Paid	$0	*	$8,574	$12,820

	Administrative Fees Voluntarily Waived	$0*		$0	$0

*                                         The Fund had not commenced operations as of this period.

In addition, Citi provides certain fund accounting services to the Funds pursuant to the Services Agreement dated as of June 30, 2016. Under such Agreement, Citi maintains the accounting books and records for the Funds, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts; maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Funds, including calculation of the net asset value per share, calculation of the dividend and capital gain distributions, if any, and of yield, reconciliation of cash movements with the Funds’ custodian, affirmation to the Funds’ custodian of all portfolio trades and cash settlements, verification and reconciliation with the Funds’ custodian of all daily trade activity; provides certain reports; obtains dealer quotations, prices from a pricing service or matrix prices on all portfolio securities in order to mark the portfolio to the market; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for each Fund.

The Services Agreement is renewed automatically for successive one-year terms, unless written notice not to renew is given by the non-renewing party to the other party at least 60 days prior to the expiration of the then-current term. The Services Agreement is terminable with respect to a particular Fund only upon mutual agreement of the parties to the Services Agreement and for cause (as defined in the Services Agreement) by the party alleging cause, on not less than 60 days’ notice by the Trust’s Board of Trustees or by the Administrator.

The Services Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by any Fund in connection with the matters to which the Services Agreement relates, except a loss resulting from willful misfeasance, bad faith, or negligence in the performance of its duties, or from the reckless disregard by the Administrator of its obligations and duties thereunder.

Distributor

BHIL serves as the principal underwriter for each of the Funds in the distribution of its Shares pursuant to a Distribution Agreement dated August 12, 2016, (the “Underwriting Agreement”). Unless otherwise terminated, the Underwriting Agreement will continue in effect for successive annual periods if, as to each Fund, such continuance is approved at least annually by (i) by the Trust’s Board of Trustees or by the vote of a majority of the outstanding shares of that Fund, and (ii) by the vote of a majority of the Trustees of the Funds who are not parties to the Underwriting Agreement or interested persons (as defined in the 1940 Act) of any party to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement may be terminated in the event of any assignment, as defined in the 1940 Act.

BHIL may enter into agreements with selected broker-dealers, bank or financial intermediaries for distribution of shares of the Funds. BHIL has no obligation to sell any specific quantity of the Funds’ shares. BHIL receives an annual base fee of $17,500 under the Underwriting Agreement, plus per item fees for sales literature review and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust. BHIL does not receive compensation from the Fund for its distribution services. The Adviser pays BHIL a fee for certain distribution-related services.

Custodian

Boston Trust & Investment Management Company, One Beacon Street, Boston, Massachusetts 02108 serves as the custodian for the Boston Trust Asset Management Fund, Boston Trust Equity Fund, Boston Trust Midcap Fund, Boston Trust Small Cap Fund, Boston Trust SMID Cap Fund, Walden Asset Management Fund, Walden Equity Fund, Walden Midcap Fund, Walden Small Cap Fund and Walden SMID Cap Fund pursuant to the Custody Agreement dated as of December 8, 2005.

Citibank, serves as the custodian for the Walden International Equity Fund pursuant to a Global Custody Services Agreement. Each custodian is responsible for safeguarding and controlling the respective Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on appropriate Fund’s investments.

Boston Trust & Investment Management Company is an affiliate of the Funds and it receives fees for the custodial services it provides. Citibank is also compensated for its services.

Transfer Agency Services

Boston Trust & Investment Management Company serves as transfer agent and dividend disbursing agent (the “Transfer Agent”) for all of the Funds pursuant to the Transfer Agency Agreement dated as of March 23, 1999. Pursuant to such Transfer Agency Agreement, the Transfer Agent, among other things, performs the following services in connection with each Fund’s shareholders of record: maintenance of shareholder records for each of the Fund’s shareholders of record; processing shareholder purchase and redemption orders; processing transfers and exchanges of shares of the Funds on the shareholder files and records; processing dividend payments and reinvestments; and assistance in the mailing of shareholder reports and proxy solicitation materials. For such services the Transfer Agent receives an annual fee from each Fund. FIS Investor Services, LLC, serves as the Trust’s sub-transfer agent.

Shareholder Services Agreements

Each Fund has authorized certain financial intermediaries to accept purchase and redemption orders on their behalf. The Fund will be deemed to have received a purchase or redemption order when a financial intermediary or its designee accepts the order. These orders will be priced at the NAV next calculated after the order is accepted.

Each Fund, except the Boston Trust SMID Cap Fund, has adopted a plan under which it may enter into Shareholder Services Agreements pursuant to which the Funds are authorized to make payments to certain entities which may include investment advisers, banks, trust companies and other types of organizations (“Authorized Service Providers”) for providing administrative services with respect to shares of the Funds attributable to or held in the name of the Authorized Service Provider for its clients or other parties with whom they have a servicing relationship. Under the terms of each Shareholder Services Agreement, a Fund is authorized to pay an Authorized Service Provider (which include affiliates of the Funds) a shareholder services fee which may be based on the average daily net asset value of the shares of the Fund attributable to or held in the name of the Authorized Service Provider for providing certain administrative services to Fund shareholders with whom the Authorized Service Provider has a servicing relationship, on a fixed dollar amount for each account serviced by the Authorized Service Provider, or some combination of each of those methods of calculation. Among the types of shareholder services that may be compensated under the Agreements are: (1) answering customer inquiries of a general nature regarding the Funds; (2) responding to customer inquiries and requests regarding statements of additional information, reports, notices, proxies and proxy statements, and other Fund documents; (3) delivering prospectuses and annual and semi-annual reports to beneficial owners of Fund shares; (4) assisting the Funds in establishing and maintaining shareholder accounts and records; (5) assisting customers in changing account options, account designations and account addresses; (6) sub-accounting for all Fund share transactions at the shareholder level; (7) crediting distributions from the Funds to shareholder accounts; (8) determining amounts to be reinvested in the Funds; and (9) providing such other administrative services as may be reasonably requested and which are deemed necessary and beneficial to the shareholders of the Funds.

PAYMENT OF ADDITIONAL CASH COMPENSATION

On occasion, the Adviser may make payments out of its resources and legitimate profits, which may include profits the Adviser derives from investment advisory fees paid by the Fund, to financial intermediaries as incentives to market the Fund, to cooperate with the Adviser’s promotional efforts, or in recognition of the provision of administrative services and marketing and/or processing support. These payments are often referred to as “additional cash compensation” and are in addition to the payments to financial intermediaries as discussed in above. The payments are made pursuant to agreements between financial intermediaries and the Adviser and do not affect the price investors pay to purchase shares of a Fund, the amount a Fund will receive as proceeds from such sales and other the expenses paid by a Fund.

Additional cash compensation payments may be used to pay financial intermediaries for: (a) transaction support, including any one-time charges for establishing access to Fund shares on particular trading systems (known as “platform access fees”); (b) program support, such as expenses related to including the Fund in retirement programs, fee-based advisory or wrap fee programs, fund supermarkets, bank or trust company products, and/or insurance programs (e.g., individual or group annuity contracts); (c) placement by a financial intermediary on its offered, preferred, or recommended fund list; (d) marketing support, such as providing representatives of the Adviser access to sales meetings, sales representatives and management representatives; (e) firm support, such as business planning assistance, advertising, and assistance with educating sales personnel about the Fund and shareholder financial planning needs; (f) providing shareholder and administrative services; and (g) providing other distribution-related or asset retention services.

Additional cash compensation payments generally are structured as basis point payments on positions held or, in the case of platform access fees, fixed dollar amounts.

The Adviser and its affiliates also may pay non-cash compensation to financial intermediaries and their representatives in the form of (a) occasional gifts; (b) occasional meals, tickets or other entertainment; and/or (c) sponsorship support of regional or national conferences or seminars. Such non-cash compensation will be made subject to applicable law.

Independent Registered Public Accounting Firm

The independent registered public accounting firm of Cohen & Company, Ltd., 1350 Euclid Ave., Suite 800, Cleveland, OH 44115, has been selected as the independent accountants for the Funds for their current fiscal year. The independent registered public accounting firm performs an annual audit of the Funds’ financial statements and provides other related services. Reports of their activities are provided to the Trust’s Board of Trustees.

Legal Counsel

Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, Ohio 43215, is counsel to the Trust.

ADDITIONAL INFORMATION

DESCRIPTION OF SHARES

The Funds are a Massachusetts business trust organized on January 8, 1992. The Trust’s Declaration of Trust is on file with the Secretary of State of Massachusetts. The Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares, which are shares of beneficial interest, with a par value of $0.01 per share. The Funds consists of several funds organized as separate series of shares. The Trust’s Declaration of Trust authorizes the Board of Trustees to divide or redivide any unissued shares of the Trust into one or more additional series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectus and this Statement of Additional Information, the Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust, shareholders of a fund are entitled to receive the assets available for distribution belonging to that fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets not belonging to any particular Fund which are available for distribution.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Funds shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of the Fund will be required in connection with a matter, the Funds will be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical, or that the matter does not affect any interest of the Funds. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be acted effectively upon with respect to the Funds only if approved by a majority of the outstanding shares of the Funds. However, Rule 18f-2 also provides that the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting without regard to series.

Under Massachusetts law, shareholders, under certain circumstances, could be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the Shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of Trust property for all loss and expense of any shareholder held personally liable for the obligations of the Trust. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, and thus should be considered remote.

Control Persons and Principal Holders of Securities

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Adviser. Ms. Santini is a Senior Vice President and Senior Portfolio Manager of Boston Trust & Investment Management Company , which has discretionary voting and investment authority over Fund shares held in client discretionary accounts.  Ms. Santini also owns over 10% of the outstanding shares of BTIM, Inc., a subsidiary of Boston Trust & Investment Management Company . As a result, Ms. Santini and/or the Boston Trust & Investment Management Company  may be deemed to have control over certain Funds.

The following tables set forth information concerning such persons that, to the knowledge of the Trust’s Board of Trustees, owned, of record or beneficially, at least five percent of a Fund’s Shares as of March 31, 2017:

Fund	Name and Address	Percent Ownership	Nature of Ownership
Boston Trust Asset Management Fund	Capinco c/o US Bank N.A.	76.72%	Record
	PO Box 1787
	Milwaukee, WI 53201

	Band & Co. c/o US Bank N.A.	8.37%	Record
	PO Box 1787
	Milwaukee, WI 53201

	National Financial Services Corp.	7.90%	Record
	2 Destiny Way WF4C
	Westlake, TX 76262

Boston Trust Equity Fund	Capinco c/o US Bank N.A.	68.92%	Record
	PO Box 1787
	Milwaukee, WI 53201

	Band & Co. c/o US Bank N.A.	15.35%	Record
	PO Box 1787
	Milwaukee, WI 53201

	Washington & Co. c/o US Bank N.A.	9.29%	Record
	PO Box 1787
	Milwaukee, WI 53201

	UBS Financial Services Inc.	5.21%	Record
	1000 Harbor Blvd, 7th Floor
	Weehawken, NJ 07086

Boston Trust Midcap Fund	Capinco c/o US Bank N.A.	77.16%	Record
	PO Box 1787
	Milwaukee, WI 53201

	Band & Co. c/o US Bank N.A.	12.75%	Record
	PO Box 1787
	Milwaukee, WI 53201

Boston Trust SMID Cap Fund	Capinco c/o US Bank N.A.	56.24%	Record
	PO Box 1787
	Milwaukee, WI 53201

Fund	Name and Address	Percent Ownership	Nature of Ownership
Boston Trust SMID Cap Fund	SEI Private Trust Co .	16.56%	Record
	One Freedom Valley Drive
	Oaks, PA 19456

	Wells Fargo Bank N.A	10.16%	Record
	PO Box 1533
	Minneapolis, MN 55480

	Band & Co. c/o US Bank N.A.	9.10%	Record
	PO Box 1787
	Milwaukee, WI 53201

Boston Trust Small Cap Fund	National Financial Services	24.13%	Record
	499 Washington Blvd.
	Jersey City, NJ 07310

	Fidelity Investments	20.70%	Record
	100 Magellan Way
	Covington, KY 41015

	Wells Fargo Bank N.A	17.37%	Record
	PO Box 1533
	Minneapolis, MN 55480

	Capinco c/o US Bank N.A.	14.62%	Record
	PO Box 1787
	Milwaukee, WI 53201

	Charles Schwab & Co., Inc.	8.83%	Record
	101 Montgomery Street
	San Francisco, CA 94104

Walden Asset Management Fund	Capinco c/o US Bank N.A.	49.72%	Record
	PO Box 1787
	Milwaukee, WI 53201

	TIAA-CREF Co.	16.59%	Record
	211 North Broadway, Suite 1000
	St Louis, MO 63102

	National Financial Services	12.93%	Record
	499 Washington Blvd.
	Jersey City, NJ 07310

	Band & Co. c/o US Bank N.A.	10.32%	Record
	PO Box 1787
	Milwaukee, WI 53201

Walden Equity Fund	Capinco c/o US Bank N.A.	25.70%	Record
	PO Box 1787
	Milwaukee, WI 53201

Fund	Name and Address	Percent Ownership	Nature of Ownership
Walden Equity Fund	TIAA-CREF Co.	20.07%	Record
	211 North Broadway, Suite 1000
	St Louis, MO 63102

	Charles Schwab & Co., Inc.	19.83%	Record
	101 Montgomery Street
	San Francisco, CA 94104

	National Financial Services	14.51%	Record
	499 Washington Blvd.
	Jersey City, NJ 07310

Walden Midcap Fund	Capinco c/o US Bank N.A.	84.78%	Record
	PO Box 1787
	Milwaukee, WI 53201

	Band & Co. c/o US Bank N.A.	6.78%	Record
	PO Box 1787
	Milwaukee, WI 53201

Walden SMID Cap Fund	Capinco c/o US Bank N.A.	42.08%	Record
	PO Box 1787
	Milwaukee, WI 53201

	Merrill Lynch	20.23%	Record
	4800 Deer Lake Drive E
	Jacksonville, FL 32246

	Charles Schwab & Co., Inc.	8.42%	Record
	101 Montgomery Street
	San Francisco, CA 94104

Walden Small Cap Fund	Capinco c/o US Bank N.A.	36.48%	Record
	PO Box 1787
	Milwaukee, WI 53201

	Charles Schwab & Co., Inc.	18.46%	Record
	101 Montgomery Street
	San Francisco, CA 94104

	Gerlach Co. LLLC	9.85%	Record
	3800 Citigroup Center, Building B3-14
	Tampa, FL 33610

	National Financial Services	6.64%	Record
	499 Washington Blvd.
	Jersey City, NJ 07310

Walden International Equity Fund	Capinco c/o US Bank N.A.	54.35%	Record
	PO Box 1787
	Milwaukee, WI 53201

Fund	Name and Address	Percent Ownership	Nature of Ownership
Walden International Equity Fund	Band & Co. c/o US Bank N.A.	32.90%	Record
	PO Box 1787
	Milwaukee, WI 53201

	Wells Fargo Bank N.A	6.66%	Record
	PO Box 1533
	Minneapolis, MN 55480

	The New Hillman Co .	5.66%	Record
	275 7Th Avenue 9th Floor
	New York, NY 10001

The Trustees and officers, as a group, owned less than 1% of the Fund’s outstanding shares.

Vote Of A Majority Of The Outstanding Shares

As used in the Prospectus and this Statement of Additional Information, a “vote of a majority of the outstanding Shares” of the Funds means the affirmative vote, at a meeting of Shareholders duly called, of the lesser of (a) 67% or more of the votes of Shareholders of that Fund present at a meeting at which the holders of more than 50% of the votes attributable to Shareholders of record of that Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of Shareholders of that Fund.

Additional Tax Information

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Funds and the purchase, ownership, and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to Shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of the Funds’ shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Each of the Funds is treated as a separate entity for federal income tax purposes and intends each year to qualify and elect to be treated as a “regulated investment company” under the Code, for so long as such qualification is in the best interest of that Fund’s shareholders. To qualify as a regulated investment company, each Fund must, among other things: diversify its investments within certain prescribed limits; derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies; and, distribute to its Shareholders at least 90% of its investment company taxable income for the year. In general, the Funds’ investment company taxable income will be its taxable income subject to certain adjustments and excluding the excess of any net  long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year.

A non-deductible 4% excise tax is imposed on regulated investment companies that do not distribute in each calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their ordinary income for the calendar year plus 98.2% of their capital gain net income for the one-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. If distributions during a calendar year were less than the required amount, the Funds would be subject to a non-deductible excise tax equal to 4% of the deficiency.

Although the Funds expect to qualify as a “regulated investment company” and thus to be relieved of all or substantially all of their federal income tax liability, depending upon the extent of their activities in states and localities in which their offices are maintained, in which their agents or independent contractors are located, or in which they are otherwise deemed to be conducting business, the Funds may be subject to the tax laws of such states or localities. In addition, if for any taxable year the Funds do not qualify for the special tax treatment afforded regulated investment companies, all of their taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to their Shareholders). In such event, dividend distributions would be taxable to Shareholders to the extent of earnings and profits, and would be eligible for the dividends received deduction for corporations.

It is expected that each Fund will distribute annually to Shareholders all or substantially all of the Fund’s net ordinary income and net realized capital gains and that such distributed net ordinary income and distributed net realized capital gains will be taxable income to Shareholders for federal income tax purposes, even if paid in additional Shares of the Fund and not in cash.

The excess of net long-term capital gains over short-term capital losses realized and distributed by the Funds and designated as capital gain dividends, whether paid in cash or reinvested in Fund shares, will be taxable to Shareholders.  Under current law, capital gain dividends recognized by a non-corporate shareholder generally will be taxed at a maximum income tax rate of 20%. Capital gains of corporate shareholders are taxed at the same rate as ordinary income.. Each Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions resulting from a Fund’s investments in bonds and other debt instruments will not generally qualify for the lower rates. Note that distributions of earnings from dividends paid by “qualified foreign corporations” can also qualify for the lower tax rates on qualifying dividends. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established securities market in the U.S., and corporations eligible for the benefits of a comprehensive income tax treaty with the United States which satisfy certain other requirements. Passive foreign investment company are not treated as “qualified foreign corporations.” Foreign tax credits associated with dividends from “qualified foreign corporations” will be limited to reflect the reduced U.S. tax on those dividends.

Foreign taxes may be imposed on the Funds by foreign countries with respect to its income from foreign securities, if any. Because the Funds are not expected to qualify for pass-through treatment, any such taxes will be taken as a deduction by those Funds.

The Funds may be required by federal law to withhold and remit to the U.S. Treasury 28% of taxable dividends, if any, and capital gain distributions to any Shareholder, and the proceeds of redemption or the values of any exchanges of Shares of the Funds by the Shareholder, if such Shareholder (1) fails to furnish the Trust with a correct taxpayer identification number, (2) under-reports dividend or interest income, or (3) fails to certify to the Trust that he or she is not subject to such withholding. An individual’s taxpayer identification number is his or her Social Security number.

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax generally will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that any such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Information as to the Federal income tax status of all distributions will be mailed annually to each Shareholder.

FATCA. Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Ace (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by a Fund after June 30, 2014 and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2016. FATCA withholding tax generally can be avoided: (a) by and FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by and NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, report information relating to them. A Fund may disclose the information that it received from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documents concerning its status under FATCA.

CAPITAL LOSS CARRYFORWARDS. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset or expires.

As of the end of the tax year ended December 31, 2016, the Funds do not have any capital loss carry forwards (“CLCFs”).

MARKET DISCOUNT. If any of the Funds purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is “market discount”. If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Funds in each taxable year in which the Funds own an interest in such debt security and receives a principal payment on it. In particular, the Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by the Funds at a constant rate over the time remaining to the debt security’s maturity or, at the election of the Funds, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the “accrued market discount.”

ORIGINAL ISSUE DISCOUNT. Certain debt securities acquired by the Funds may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by the Funds, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies. Some debt securities may be purchased by the Funds at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

OPTIONS, FUTURES AND FORWARD CONTRACTS. Any regulated futures contracts and certain options (namely, nonequity options and dealer equity options) in which the Funds may invest may be “section 1256 contracts.” Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses. Also, section 1256 contracts held by the Funds at the end of each taxable year (and on certain other dates prescribed in the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized.

Transactions in options, futures and forward contracts undertaken by the Funds may result in “straddles” for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Funds, and losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that the Funds may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to the Funds are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by the Funds, which is taxed as ordinary income when distributed to Shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to Shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

CONSTRUCTIVE SALES. Under certain circumstance, the Funds may recognize gain from the constructive sale of an appreciated financial position. If the Funds enter into certain transactions in property while holding substantially identical property, the Funds would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Funds’ holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions closed in the 90-day period ending with the 30th day after the close of the taxable year, if certain conditions are met.

SECTION 988 GAINS OR LOSSES. Gains or losses attributable to fluctuations in exchange rates which occur between the time the Funds accrue income or other receivables or accrue expenses or other liabilities denominated in a foreign currency and the time the Funds actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the acquisition and disposition of the position also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as “section 988” gains or losses, increase or decrease the amount of the Funds’ investment company taxable income available to be distributed to its Shareholders as ordinary income. If section 988 losses exceed other investment company taxable income during a taxable year, the Funds would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to Shareholders, rather than as an ordinary dividend, reducing each Shareholder’s basis in his or her Fund shares.

PASSIVE FOREIGN INVESTMENT COMPANIES. The Funds may invest in shares of foreign corporations that may be classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If the Funds receive a so-called “excess distribution” with respect to PFIC stock, the Funds themselves may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Funds to Shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Funds held the PFIC shares. The Funds will themselves be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

The Funds may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the Funds would be required to include in their gross income their share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election would involve marking to market the Funds’ PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

YIELDS AND TOTAL RETURNS

YIELD CALCULATIONS. Yields on each Fund’s Shares are computed by dividing the net investment income per share (as described below) earned by the Fund during a 30-day (or one month) period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. The net investment income per share of a Fund earned during the period is based on the average daily number of Shares of that Fund outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

a - b

Yield = 2 [(cd + 1)exp(6) - 1]

Where:	a = dividends and interest earned during the period.
b = expenses accrued for the period (net of reimbursements).
c = the average daily number of Shares outstanding during the period that were entitled to receive dividends.
d = maximum offering price per Share on the last day of the period.

For the purpose of determining net investment income earned during the period (variable “a” in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is held by the Fund. Interest earned on any debt obligations held by the Fund is calculated by computing the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last Business Day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

Undeclared earned income will be subtracted from the net asset value per share (variable “d” in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.

During any given 30-day period, the Adviser and the Administrator may voluntarily waive all or a portion of their fees with respect to a Fund. Such waiver would cause the yield of a Fund to be higher than it would otherwise be in the absence of such a waiver.

TOTAL RETURN CALCULATIONS. Average annual total return is a measure of the change in value of an investment in a Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in Shares of that Fund immediately rather than paid to the investor in cash. A Fund computes the average annual total return by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

Average Annual

Total Return = [(ERV/P)exp(1/n)-1]

Where: ERV	= ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.
P	= hypothetical initial payment of $1,000.
n	= period covered by the computation, expressed in terms of years.

The Funds compute their aggregate total return by determining the aggregate compounded rate of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

Aggregate Total Return = [(ERV/P)-1]

ERV	= ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.
P	= hypothetical initial payment of $1,000.

The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value (variable “ERV” in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

The Funds compute their average annual total return after taxes on distributions by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment after taxes on fund distributions but not after taxes on redemptions. This is done by dividing the ending redeemable value after taxes on fund distributions of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

Average Annual Total Return After Taxes

(after taxes on distributions)  = [(ATV(D)/P)exp(1/n)-1]

Where:	P	= a hypothetical initial payment of $1,000.
	n	= number of years.
	ATV(D)	= ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of such periods after taxes on fund distributions but not after taxes on redemption.

The Funds compute their average annual total return after taxes on distributions and redemptions by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment after taxes on fund distributions and redemptions. This is done by dividing the ending redeemable value after taxes on fund distributions and redemptions of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

Average Annual Total Return After Taxes

(after taxes on distributions and redemptions) = [(ATV(DR)/P)exp 1/n -1]

Where:	P	= a hypothetical initial payment of $1,000.
	n	= number of years.
	ATV(DR)	= ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of such periods, after taxes on fund distributions and redemption.

Performance of Predecessor Collective Investment Fund. The Boston Trust Small Cap Fund commenced operations on December 16, 2005, subsequent to the transfer of assets from a collective investment fund (“Collective Fund”) operated by the Adviser with substantially similar investment objectives, policies and guidelines. The performance data for the Boston Trust Small Cap Fund includes the performance of the Collective Fund for periods prior to the Boston Trust Small Cap Fund’s commencement of operations as adjusted to reflect the expenses of the Fund.

PERFORMANCE COMPARISONS

Investors may analyze the performance of the Funds by comparing them to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies through various mutual fund or market indices such as those prepared by Dow Jones & Co., Inc. and Standard & Poor’s Corporation and to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds. Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron’s, The Wall Street Journal, Morningstar, Inc., Ibbotson Associates, CDA/Wiesenberger, The New York Times, Business Week, USA Today and local periodicals. In addition to performance information, general information about these Funds that appears in a publication such as those mentioned above may be included in advertisements, sales literature and reports to shareholders. The Funds may also include in advertisements and reports to shareholders information discussing the performance of the Adviser in comparison to other investment advisers.

From time to time, the Trust may include the following types of information in advertisements, supplemental sales literature and reports to Shareholders:  (1) discussions of general economic or financial principles (such as the effects of inflation, the power of compounding and the benefits of dollar cost averaging);  (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions; (4) descriptions of past or anticipated portfolio holdings for one or more of the Funds within the Trust; (5) descriptions of investment strategies for one or more of such Funds; (6) descriptions or comparisons of various investment products, which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant market or industry indices or other appropriate benchmarks;  (8) discussions of fund rankings or ratings by recognized rating organizations; and (9) testimonials describing the experience of persons that have invested in one or more of the Funds. The Trust may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples must state clearly that they are based on an express set of assumptions and are not indicative of the performance of any Fund.

Current yields or total return will fluctuate from time to time and may not be representative of future results. Accordingly, a Fund’s yield or total return may not provide for comparison with bank deposits or other investments that pay a fixed return for a stated period of time. Yield and total return are functions of a Fund’s quality, composition and maturity, as well as expenses allocated to such Fund.

PROXY VOTING

The Board of Trustees of the Trust has adopted proxy voting policies and procedures (the “Group Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Adviser and adopted the Adviser’s proxy voting policies and procedures (the “Policy”) which are described below. The Trustees will review each Fund’s proxy voting records from time to time and will annually consider approving the Policy for the upcoming year. In the event that a conflict of interest arises between a Fund’s Shareholders and the Adviser or any of its affiliates or any affiliate of the Fund, the Adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board of Trustees. A Committee of the Board with responsibility for proxy oversight will instruct the Adviser on the appropriate course of action.

The Policy is designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those of shareholders. The Adviser generally reviews each matter on a case-by-case basis in order to make a determination of how to vote in a manner that best serves the interests of Fund shareholders. The Adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote. In addition, the Adviser will monitor situations that may result in a conflict of interest between a Fund’s shareholders and the Adviser or any of its affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. Information on how the Funds voted proxies relating to portfolio securities during the 12 month period ended June 30th each year is available (1) without charge, upon request, by calling 1-800-282-8782, ext. 7050, (2) on the Funds’ Form N-PX on the Securities and Exchange Commission’s website at http://www.sec.gov., or (3) on the Funds’ website at www.btim.com.

DISCLOSURE OF FUND PORTFOLIO HOLDINGS

The Board of Trustees has adopted policies and procedures for the public and nonpublic disclosure of the Funds’ portfolio securities. A complete list of the Funds’ portfolio holdings is made publicly available on a quarterly basis through filings made with the SEC on Forms N-CSR and N-Q. The Adviser may make Fund holdings available more frequently than quarterly on the Funds’ website at www.btim.com. As a general matter, in order to protect the confidentiality of the Funds’ portfolio holdings, no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party except: (1) to service providers that require such information in the course of performing their duties (such as the Funds’ custodian, fund accountants, investment adviser, administrator, independent public accountants, attorneys, officers and trustees and each of their respective affiliates and advisors) and are subject to a duty of confidentiality; (2) in marketing materials; or (3) pursuant to certain enumerated exceptions that serve a legitimate business purpose. These exceptions include: (1) disclosure of portfolio holdings only after such information has been publicly disclosed, (2) in response to requests for proposals (RFPs) from consultants or potential clients that request holdings information as of a certain date and for certain periods that may be more frequent than the parameters set out above, provided such requests are on a one-time basis and do not result in continued receipt of data, and such information is provided subject to the confidentiality conditions discussed below and the data is used for legitimate business purposes; and (3) to third-party vendors, such as Morningstar Investment Services, Inc. and Lipper Analytical Services that (a) agree to not distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Funds before the portfolio holdings or results of the analysis become publicly available; and (b) sign a written confidentiality agreement, or where the Board of Trustees has determined that the polices of the recipient are adequate to protect the information that is disclosed. The confidentiality agreement must provide, among other things, that the recipient of the portfolio holdings information agrees to limit access to the portfolio information to its employees (and agents) who, on a need to know basis, are (1) authorized to have access to the portfolio holdings information and (2) subject to confidentiality obligations, including duties not to trade on non-public information, no less restrictive than the confidentiality obligations contained in the confidentiality agreement. Such disclosures must be authorized by the President or Chief Compliance Officer of the Adviser and shall be reported periodically to the Board.

The Adviser may disclose any views, opinions, judgement, advice or commentary, or any analytical, statistical, performance, or other information, in connection with or relating to a Fund or its portfolio holdings and/or other investment positions (collectively, commentary and analysis) or any changes in the portfolio holdings of a Fund that occurred after the most recent release of portfolio information to any person if (1) such disclosure serves a legitimate business purpose, (2) such disclosure doses not effectively result in the disclosure of the complete portfolio holdings of any Fund and (3) such information does not constitute material non-public information. Such disclosure must be authorized by the President or Chief Compliance Officer of the adviser and shall be reported periodically to the Board. Neither the Funds nor the Adviser may enter into any arrangement providing for the disclosure of non-public portfolio holding information for the receipt of compensation or benefit of any kind. Any exceptions to the policies and procedures may only be made by the consent of a majority of the Board of Trustees upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Funds. Any amendments to these policies and procedures must be approved and adopted by the Board of Trustees. The Board may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio holdings information beyond those found in the policies and procedures, as necessary.

MISCELLANEOUS

Individual Trustees are generally elected by the Shareholders and, subject to removal by the vote of two-thirds of the Board of Trustees, serve for a term lasting until the next meeting of shareholders at which Trustees are elected. Such meetings are not required to be held at any specific intervals.

The Trust is registered with the Commission as an investment management company. Such registration does not involve supervision by the Commission of the management or policies of the Trust.

The Prospectus and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesperson, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectus and this Statement of Additional Information.

FINANCIAL STATEMENTS

The financial statements of each Fund appearing in the Funds’ Annual Report to Shareholders for the fiscal period ended December 31, 2016 have been audited by Cohen & Company, Ltd., the Funds’ independent registered public accounting firm, and are incorporated herein by reference.